STOCK OPTION AGREEMENT


         STOCK   OPTION   AGREEMENT,   dated  as  of   February  9,  1998  (this
"Agreement"), between RYAN, BECK & CO., INC., a New Jersey corporation (the "Company"), and BANKATLANTIC BANCORP, INC., a Florida corporation ("Bancorp").

         WHEREAS, Bancorp, the Company and BCP Acquisition Corporation, a Florida corporation and a wholly-owned subsidiary of Bancorp ("Acquisition"), propose to enter into, simultaneously herewith, an Acquisition Agreement (the "Acquisition Agreement"; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Acquisition Agreement) which provides, upon the terms and subject to the conditions thereof, for the acquisition by Bancorp of the Company through the merger of the Company with and into Acquisition (the "Merger"); and

         WHEREAS, as a condition to the willingness of Bancorp to enter into the Acquisition Agreement, Bancorp has required that the Company agree, and in order to induce Bancorp to enter into the Acquisition Agreement the Company has agreed to grant Bancorp an option to purchase 714,000 newly issued shares of the Company's common stock, par value $.10 per share (the "Company Common Stock"), representing approximately 19.9% of the issued and outstanding shares of Company Common Stock, in accordance with the terms of this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Acquisition Agreement, the parties hereto agree as follows:


                                    ARTICLE I

                                THE STOCK OPTION

                  SECTION 1.1 Grant of Stock Option. The Company hereby grants to Bancorp, as of the date hereof (the "Grant Date") an irrevocable option (the "Stock Option") to purchase up to 714,000 shares (the "Option Shares") of Company Common Stock at a cash purchase price per Option Share equal to $8.00 (the "Purchase Price"), subject to the terms and conditions set forth herein.

                  SECTION 1.2 Exercise of Stock Option.(a) Subject to the conditions set forth in Section 1.03 and to any additional requirements of Law, the Stock Option may be exercised by Bancorp, in whole or in part, at any time or from time to time after the occurrence of an Exercise Event (as defined below) and prior to the Termination Date (as defined below).

                  (b) An "Exercise Event" shall occur for purposes of this Agreement upon (i) the occurrence of any event or circumstance which, pursuant to the terms of Section 8.8(c) of the Acquisition Agreement, entitles Bancorp to the payment by the Company of the amount specified therein or (ii) the termination of the Acquisition Agreement by Bancorp pursuant to the provisions of Sections 7.1(f), (g) or (j) (and, with respect to Section 7.1(j), at the time of such termination there exists a Competing Transaction) under circumstances that would not then entitle Bancorp to the payment by the Company of the amount specified in Section 8.8(c) (an Exercise Event described in this subsection (ii) being further defined as a "Termination Exercise Event").

                  (c) The "Termination Date" shall occur for purposes of this Agreement upon the first to occur of any of the following:

                  (i)      the Effective Time;

                  (ii) the date which is 18 months after the occurrence of an Exercise Event (unless prior thereto the Option shall have been exercised); or

                  (iii) the termination of the Acquisition Agreement in any manner which (A) would not trigger an Exercise Event and (B) in which Bancorp would not be entitled pursuant to Section 8.8(c) of the Acquisition Agreement to payment of the amount specified therein.

                  (d) In the event Bancorp wishes to exercise the Stock Option, Bancorp shall send a written notice (a "Stock Exercise Notice") to the Company specifying the total number of Option Shares Bancorp wishes to purchase, the denominations of the certificate or certificates evidencing such Option Shares which Bancorp wishes to receive, a date (subject to the earlier satisfaction or waiver of the conditions set forth in Section 1.03) (a "Closing Date"), which shall be a business day (as defined in the Acquisition Agreement) which is not later than 10 business days and not earlier than the fifth business day after delivery of such notice, and place for the closing of such purchase (a "Closing").

                  (e) If at any time the Stock Option is then exercisable pursuant to the terms of Section 1.02(a) hereof (other than as a result of a Termination Exercise Event), Bancorp may elect, in lieu of exercising the Stock Option to purchase Option Shares as provided in Section 1.02(a) hereof, to send a written notice to the Company (a "Cash Exercise Notice"; either a Cash Exercise Notice or a Stock Exercise Notice, an "Exercise Notice") specifying a date not later than 10 business days and not earlier than the fifth business day following the date such notice is given on which date the Company shall pay to Bancorp an amount in cash equal to the Spread (as defined below) multiplied by such number of Option Shares as Bancorp shall specify; provided, however, that Bancorp shall not be entitled to receive cash from the Company equal to the Spread pursuant to a Cash Exercise Notice unless a Competing Transaction shall have been consummated (other than a tender offer or exchange offer for less than 50% of the outstanding shares of capital stock of the Company or the acquisition by any Person or group of less than 50% of the then outstanding shares of capital stock of the Company). As used herein, "Spread" shall mean the excess, if any, over the Purchase Price of the higher of (x) if applicable, the highest price per share of Company Common Stock paid by any person in a Competing Transaction (the "Competing Purchase Price") or (y) the closing price of the shares of Company Common Stock on NASDAQ on the last trading day immediately prior to the date of the Cash Exercise Notice (the "Closing Price"). If the Competing Purchase Price includes any property other than cash, the Competing Purchase Price shall be the sum of (i) the fixed cash amount, if any, included in the Competing Purchase Price plus (ii) the fair market value of such other property. If such other property consists of securities with an existing public trading market, the average of the closing prices (or the average of the closing bid and asked prices if closing prices are unavailable) for such securities in their principal public trading market on the five trading days ending five days prior to the date of the Cash Exercise Notice shall be deemed to equal the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and, as of the payment date for the Spread, agreement on the value of such other property has not been reached, the Competing Purchase Price shall be deemed to be the amount of any cash included in the Competing Purchase Price plus the fair market value of such other property (as determined by a nationally recognized investment banking firm jointly selected by Bancorp and the Company). For this purpose, the parties shall use their reasonable commercial efforts to cause any determination of the fair market value of such other property to be made within three business days after the date of delivery of the Cash Exercise Notice. Upon exercise of its right to receive the Spread pursuant to this Section 1.02(e), the obligations of the Company to deliver Option Shares pursuant to Section 1.02(d) shall be terminated with respect to such number of Option Shares for which Bancorp shall have elected to be paid the Spread.

                  SECTION 1.3 Conditions to Closing. The obligation of the Company to deliver Option Shares or pay the Spread, as applicable, upon any exercise of the Stock Option is subject to the following conditions:

                  (a) Such delivery or payment would not in any material respect violate, or otherwise cause the material violation of, any Law, including, without limitation, the HSR Act, applicable thereto; and

                  (b) There shall be no preliminary  or permanent  injunction or other final, non-appealable judgment by a court of competent jurisdiction preventing or prohibiting such exercise of the Stock Option, the delivery of the Option Shares or payment of the Spread in respect of such exercise.

                  SECTION 1.4 Closings. At each Closing, (i) in the event of a Closing pursuant to Section 1.02(d), the Company shall deliver to Bancorp a certificate or certificates evidencing the applicable number of Option Shares (in the denominations specified therein), and Bancorp shall purchase each such Option Share from the Company at the Purchase Price, or (ii) in the event of any other Closing pursuant to Section 1.02(e), the Company shall deliver to Bancorp cash in an amount determined pursuant to Section 1.02(e). All payments made pursuant to this Agreement shall be made by wire transfer of immediately available funds. Certificates evidencing Option Shares delivered hereunder may, at the Company's election, contain the following legend:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR AN EXEMPTION THEREFROM.

The Company shall, upon the written request of the holder thereof, issue such holder a new certificate evidencing such Option Shares without such legend in the event (x) such Option Shares have been registered pursuant to the Securities Act, (y) such Option Shares have been sold in reliance on and in accordance with Rule 144 under the Securities Act or (z) such holder shall have delivered to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that subsequent transfers of such Option Shares may be effected without registration under the Securities Act.

                  SECTION 1.5 Adjustments upon Share Issuances, Changes in Capitalization, Etc. (a) In the event of any change in Company Common Stock or in the number of outstanding shares of Company Common Stock by reason of a stock dividend, stock split, recapitalization, combination, exchange of shares or similar transaction or any other extraordinary change in the corporate or capital structure of the Company (including, without limitation, the declaration or payment of an extraordinary dividend of cash, securities or other property), the type and number of shares or securities to be issued by the Company upon exercise of the Stock Option shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Bancorp shall receive upon exercise of the Stock Option the number and class of shares or other securities or property that Bancorp would have received in respect of Company Common Stock if the Stock Option had been exercised immediately prior to such event, or the record date therefor, as applicable, and elected to the fullest extent it would have been permitted to elect, to receive such securities, cash or other property.

                  (b) In the event that the Company shall enter into an agreement (other than the Acquisition Agreement) (i) to consolidate with or merge into any Person, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any Person to merge into the Company and the Company shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Company Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other person or cash or any other property or then outstanding shares of Company Common Stock shall after such merger represent less than 50% of the outstanding shares and share equivalents of the surviving corporation or
(iii) to sell or otherwise transfer all or substantially all of its assets to any Person then, and in each such case, proper provision shall be made in the agreements governing such transaction so that Bancorp shall receive upon exercise of the Stock Option the number and class of shares or other securities or property that Bancorp would have received in respect of Company Common Stock if the Stock Option had been exercised immediately prior to such transaction, or the record date therefor, as applicable, and elected to the fullest extent it would have been permitted to elect, to receive such securities, cash or other property.

                  (c) The provisions of this Agreement, including, without limitation, Sections 1.01, 1.02, 1.04 and 3.02, shall apply with appropriate adjustments to any securities for which the Stock Option becomes exercisable pursuant to this Section 1.05.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to Bancorp as follows:

                  SECTION 2.1 Authority Relative to this Agreement. The Company is duly organized and validly existing under the laws of the State of New Jersey. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. This Agreement has been authorized by the Board of Directors of the Company for purposes of Sections 14A:10A-1 through 14A:10A-6 of the New Jersey BCA.

                  SECTION 2.2 Authority to Issue Shares. The Company has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof through the Termination Date shall have reserved, all the Option Shares issuable pursuant to this Agreement, and the Company shall take all necessary corporate action to authorize and reserve and permit it to issue all additional shares of Company Common Stock or other securities which may be issued pursuant to Section 1.05, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable, shall be delivered free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Bancorp's voting rights, charges and other encumbrances of any nature whatsoever (other than this Agreement) and shall not be subject to any preemptive rights. Without limiting the generality of the foregoing, the Company has taken all necessary corporate action so that the issuance of the option to Bancorp hereunder or the issuance of shares of Company Common Stock or other securities pursuant to this Agreement to Bancorp shall not subject Bancorp to any restrictions or limitations under the Company's Certificate of Incorporation or Bylaws or the New Jersey BCA, including, without limitation, the provisions of Sections 14A:10A-1 through 14A:10A-6.

                  SECTION 2.3 No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by the Company do not, and the performance by the Company of its obligations pursuant to this Agreement and the consummation of the transactions contemplated hereby will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to (other than pursuant to the HSR Act, state securities and "blue sky" Laws, the regulations of NASDAQ, if applicable, the rules of the NASD and the SEC) any court or Regulatory Agency, (ii) conflict with or violate any provision of the Certificate of Incorporation or Bylaws of the Company or any equivalent organizational documents of any Company Subsidiary, (iii) assuming that all consents, approvals, authorizations and permits described in this Section 2.03 have been obtained and all filings and notifications described in this Section
2.03 have been made, conflict with or violate any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected or (iv) result in any breach of or constitute a default (or an event which with the giving of notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien or other encumbrance on any property or asset of the Company or any Company Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses (iii) and (iv), for any such conflicts, violations, breaches, defaults or other occurrences which would neither, individually or in the aggregate, prevent or materially delay the performance by the Company of any of its obligations pursuant to this Agreement.


                                   ARTICLE III

                            COVENANTS OF THE COMPANY

                  SECTION 3.1 Listing; Other Action. (a) The Company shall, at its expense, use its best efforts to cause the Option Shares to be approved for listing on NASDAQ, subject to notice of issuance, as promptly as practicable following an Exercise Event, and shall provide prompt notice to NASDAQ of the issuance of each Option Share.

                  (b) The Company shall use its best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereunder, including, without limitation, using its best efforts to obtain all licenses, permits, consents, authorizations, orders and approvals of any court or Regulatory Agency. Without limiting the generality of the foregoing, the Company shall when required in order to effect the transactions contemplated hereunder make all necessary filings, and thereafter make any other required or appropriate submissions, under the HSR Act and shall supply as promptly as practicable to the appropriate court or Regulatory Agency any additional information and documentary material that may be requested pursuant to the HSR Act.

                  SECTION 3.2 Registration. (a) In the event that Bancorp shall desire to sell any of the Option Shares within two years after the purchase of such Option Shares pursuant hereto, and such sale requires, in the opinion of counsel to Bancorp, which opinion shall be reasonably satisfactory to the Company and its counsel, registration of such Option Shares under the Securities Act, the Company shall cooperate with Bancorp and any underwriters in registering such Option Shares for resale, including, without limitation, promptly filing a registration statement which complies with the requirements of applicable federal and state securities Laws and entering into an underwriting agreement with such underwriters upon such terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions; provided, however, that the Company shall be entitled to delay the filing or effectiveness of any registration statement for up to 30 days if the offering would, in the reasonable judgment of the Board of Directors of the Company, require premature disclosure of any material corporate development or otherwise interfere with or adversely affect any pending or proposed offering of securities of the Company or any other material transaction involving the Company.

                  (b) If the Company Common Stock is registered pursuant to the provisions of this Section 3.02, the Company agrees (i) to furnish copies of the registration statement and prospectus relating to the Option Shares covered thereby in such numbers as Bancorp may from time to time reasonably request and
(ii) if any event shall occur as a result of which it becomes necessary to amend or supplement any registration statement or prospectus, to prepare and file under the applicable securities Laws such amendments and supplements as may be necessary to keep available for at least 90 days a prospectus covering the Company Common Stock meeting the requirements of such securities Laws, and to furnish Bancorp such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested. The Company shall bear the cost of the registration, including, but not limited to, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for the Company, except that Bancorp shall pay the fees and disbursements of its counsel and the underwriting fees and selling commissions applicable to the shares of Company Common Stock sold by Bancorp. The Company shall indemnify and hold harmless Bancorp, its affiliates and its officers and directors from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any statements contained in, or omissions or alleged omissions from, each registration statement or prospectus filed pursuant to this paragraph; provided, however, that this provision shall not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by Bancorp, its Affiliates and its officers and other representatives expressly for use in any registration statement (or any amendment thereto) or any prospectus filed pursuant to this paragraph. The Company shall also indemnify and hold harmless each underwriter and each person who controls any underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any statements contained in, or omissions or alleged omissions from, each registration statement or prospectus filed pursuant to this paragraph; provided, however, that this provision shall not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the underwriters expressly for use in any registration statement (or any amendment thereto) or any prospectus filed pursuant to this paragraph. Bancorp shall indemnify and hold harmless the Company, its affiliates and its officers and directors against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statements contained in, or omissions or alleged omissions from, each registration statement or prospectus filed pursuant to this paragraph if such statements, omissions or alleged omissions are made in reliance upon and in conformity with written information furnished to the Company by Bancorp expressly for use in any registration statement (or any amendment thereto) or any prospectus filed pursuant to this paragraph.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BANCORP

                  Bancorp hereby represents and warrants to the Company as follows:

                  SECTION 4.1 Purchase for Investment. Bancorp will acquire the Option Shares for its own account for investment and not with a view towards any resale or distribution of all or any part thereof.


                                    ARTICLE V

                            TERMINATION OF AGREEMENT

                  SECTION 5.1 Termination. This Agreement, other than the rights and obligations of the Company and Bancorp under Sections 3.01, 3.02 and 4.01 and Article VI, shall terminate on the Termination Date.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  SECTION 6.1 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  SECTION 6.2 Waiver. Either party hereto may (a) extend the time for or waive compliance with the performance of any obligation or other act of the other party hereto or (b) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                  SECTION 6.3 Fees and Expenses. Except as otherwise provided herein or in Section 8.8 of the Acquisition Agreement, all fees and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

                  SECTION 6.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or facsimile, by registered or certified mail (postage prepaid, return receipt requested) or by a nationally recognized courier service to the respective parties at their addresses as specified in Section 8.2 of the Acquisition Agreement.

                  SECTION 6.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner to the fullest extent permitted by applicable Law in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

                  SECTION 6.6 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Company without the prior written consent of Bancorp. This Agreement and the rights, interests and obligations of Bancorp hereunder may be freely assigned after an Exercise Event subject to the consent of the Company, which shall not be unreasonably withheld, and subject to compliance with applicable securities laws. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  SECTION 6.7 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 6.8 Governing Law. Except to the extent that the Laws of the jurisdiction of organization of any party hereto, or any other jurisdiction, are mandatorily applicable to the matters arising under or in connection with this Agreement, this Agreement shall be governed by the Laws of the State of Florida.

                  SECTION 6.9 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 6.10 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 6.11 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                           RYAN, BECK & CO., INC.


                                           By:----------------------------------
                                           Name:
                                           Title:


                                           BANKATLANTIC BANCORP, INC.


                                           By:----------------------------------
                                           Name:
                                           Title: